Exhibit 99.2




Telesis Technology Corporation
Pro-forma Statement of Income (Unaudited)
For the year ended December 31, 2005

                                                              Discontinued
                                                               Operations          Pro-forma
                                      Telesis Technology   Commercial Products    Totals after
                                         Corporation            Division          Disposition
                                         ------------          ----------         ------------
Revenues from continuing operations      $  2,607,616          $  509,602         $  2,098,014

Cost of sales from continuing
  operations                                2,309,111             569,625            1,739,486
                                         ------------          ----------         ------------

Gross profit from continuing operations       298,505             (60,023)             358,528

Gain on disposition of assets                 103,028             330,000              433,028
                                         ------------                             ------------

Gross income from continuing
  operations                                  401,533             390,023              791,556
Operating expenses from continuing
  operations

Salaries, wages and benefits                  251,426                                  251,426
Professional fees                              24,744                                   24,744
Outside services                               70,059                                   70,059
Operating supplies                             31,278                                   31,278
Utilities and telephone                        16,514                                   16,514
Depreciation and amortization                  22,416                                   22,416
Office supplies                                 8,067                                    8,067
Taxes and licenses                             16,623                                   16,623
Repairs and maintenance                         2,612                                    2,612
Advertising and promotion                       5,222                                    5,222
Auto expense                                   20,583                                   20,583
Insurance                                       4,324                                    4,324
Travel                                            941                                      941

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

Telesis Technology Corporation
Pro-forma Statement of Income (Unaudited)
For the year ended December 31, 2005

                                                           Discontinued
                                                            Operations          Pro-forma
                                  Telesis Technology   Commercial Products    Totals after
                                     Corporation             Division          Disposition
                                    -------------          ------------       -------------

Dues and subscriptions                      4,906                                     4,906
Other operating expenses                    3,400                                     3,400
                                    -------------                              ------------

Total operating expenses from
  continuing operations                   483,115                     0             483,115
                                    -------------          ------------        ------------

                                          (81,582)              390,023             308,441

Other income (expense)                     (4,426)                   --              (4,426)
                                    -------------          ------------        ------------

Gain from continuing operations     $     (86,008)         $    390,023       $     304,115)
                                    =============          ============        ============

Weighted average number of shares      19,367,500            19,367,500          19,367,500
                                    =============          ============        ============

Net income per share                $       (0.00)         $       0.02       $       (0.00)
                                    =============          ============        ============




     The pro-forma statement of income gives effect to the sale of the Commercial Products division of Telesis Technology Corporation as if the sale occurred on December 31, 2005. The results of the Commercial Products division have been removed from the pro forma statement of income. The gain on the sale of the Commercial Products Division has been included in the computation of net income on the Pro-forma.

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

Telesis Technology Corporation
Pro-forma Balance Sheet (Unaudited)
As of December 31, 2005

                                                           Discontinued
                                                            Operations           Pro-forma
                                   Telesis Technology    Commercial Products    Totals after
                                      Corporation             Division          Disposition
                                      ------------           ---------          ------------
Assets
Current assets:
Cash and cash equivalents                  280,809             225,023               505,832
Accounts receivable                        117,292                                   117,292
Notes receivable                             5,253                                     5,253
Inventories                                836,434                                   836,434
Income tax refund receivable                11,698                                    11,698
                                      ------------                              ------------

Total current assets                     1,251,486             225,023             1,476,509
Property and equipment, net                409,280                                   409,280

Other assets:
Notes receivable                            23,906             165,000               188,906
Deposits                                       150                                       150
                                      ------------                              ------------

Total other assets                          24,056             165,000               189,056
                                      ------------            --------          ------------

Total assets                          $  1,684,822            $390,023          $  2,074,845
                                      ============            ========          ============

Liabilities and stockholders' equity

Current liabilities
Notes payable
Accounts payable                           203,518                                   203,518
Accrued income taxes
Current maturities                          13,200                                    13,200
                                      ------------                              ------------

Total current liabilities                  216,718                   0               216,718

Long-term debt                              57,200                                    57,200

Deferred income taxes                        4,849                                     4,849
                                      ------------                              ------------

Total liabilities                          278,767                   0               278,767

Stockholders' equity                     1,406,055             390,023             1,736,055
                                      ------------            --------          ------------
Total liabilities and stockholders'
  equity                              $  1,684,822            $390,023          $  2,074,845
                                      ============            ========          ============



     The pro-forma statement of income gives effect to sale of the Commercial Products division of Telesis Corporation as if the sale occurred on December 31, 2005. The results of the Commercial Products division have been removed from the pro forma statement of income. The gain on the sale of the Commercial Products Division has been included in the pro-forma.

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